Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE: )
)	Case No. 11-20140-11-rdb
ICOP DIGITAL, INC. )	Chapter 11
Debtor. )
)

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM February 1, 2011  TO February 28, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                                                                                                                                                                 Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

16801 West 116th Street Lenexa, KS 66219	7225 Renner Road, Suite 200 Shawnee, KS 66217 (913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING February 1, 2011 AND ENDING February 28, 2011

Name of Debtor: ICOP Digital, Inc.                                                                     Case Number:  11-20140-11-rdb
Date of Petition: January 21, 2011
CURRENT MONTH	CUMULATIVE PETITION TO DATE

1. FUNDS AT BEGINNING OF PERIOD		$(26,461.51)	(a)	$24,201.83	(b)
2. RECEIPTS:
A. Cash Sales				-
Minus: Cash Refunds				-
Net Cash Sales				-
B. Accounts Receivable		19,862.74		201,037.07
C. Other Receipts (See MOR-3)		131,657.90		131,661.32
(If you receive rental income,				-
you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		151,520.64		332,698.39
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$125,059.13		$356,900.22
5. DISBURSEMENTS
A. Advertising				-
B. Bank Charges		391.00		455.74
C. Contract Labor		250.00		27,164.85
D. Fixed Asset Payments (not incl. in “N”)				-
E. Insurance		41,943.00		41,943.00
F. Inventory Payments (See Attach. 2)				-
G. Leases				-
H. Manufacturing Supplies				-
I. Office Supplies		504.95		548.95
J. Payroll - Net (See Attachment 4B)				-
K. Professional Fees (Accounting & Legal)		3,300.00		3,300.00
L. Rent		23,142.00		44,545.01
M. Repairs & Maintenance				-
N. Secured Creditor Payments (See Attach. 2)				181,174.33
O. Taxes Paid - Payroll (See Attachment 4C)				-
P. Taxes Paid - Sales & Use (See Attachment 4C)				-
Q. Taxes Paid - Other (See Attachment 4C)				-
R. Telephone		1,869.27		3,158.33
S. Travel & Entertainment				-
Y. U.S. Trustee Quarterly Fees				-
U. Utilities		1,594.12		1,650.09
V. Vehicle Expenses				-
W. Other Operating Expenses (See MOR-3)		4,832.39		5,727.53
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		77,826.73		309,667.83
7. ENDING BALANCE (Line 4 Minus Line 6)		$47,232.40	(c)	$47,232.39	(c)

MOR-2

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This day of , 2011.
By: David C. Owen, Chairman/CEO

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-3

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

                           Cumulative
Description                                                          Current Month                                               Petition to Date

TOTAL OTHER RECEIPTS	_______________________________	______________

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

$131,657.9 0                                DIP Loan                                                                                        March 2011

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

                     Cumulative
Description                                                      Current Month                                               Petition to Date

TOTAL OTHER DISBURSEMENTS	_____________________________	_______________

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-4

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: ICOP Digital, Inc.                                                                     Case Number:  11-20140-11-rdb

Reporting Period beginning February 1, 2011                                                   Period ending   February 28, 2011

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 401,787.11 (a)
PLUS: Current Month New Billings	$ 19,862.74 (b)
MINUS: Collection During the Month	$ (6,427.64) *
PLUS/MINUS: Adjustments or Writeoffs	$ 375,496.73 (c)
End of Month Balance

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Customer receipts paid to FCG offset against interest and penalty fees

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

0 - 30	1 - 30	31 - 60	61 - 90	> 90	TOTAL
-	(4,112.58)	106,737.69	100,326.83	172,544.79	375,496.73 (c)

For any receivables in the “Over 90 Days” category, please provide the following:

              Receivable
Customer	Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and
     Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-5

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: ICOP Digital, Inc.                            Case Number:  11-20140-11-rdb

Reporting Period beginning February 1, 2011          Period ending   February 28, 2011

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE
   Date                          Days
Incurred	Outstanding	Vendor	Description	Amount

See Attached

TOTAL AMOUNT	(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ 4,544.52 (a)
PLUS: New Indebtedness Incurred This Month	$ 3,859.89
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$ 3,463.39
PLUS/MINUS: Adjustments	$ *
Ending Month Balance	$ 4,941.02(c)

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-6

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

			Number	Total
	Date		of Post	Amount of
Secured	Payment	Amount	Petition	Post Petition
Creditor/	Due This	Paid This	Payments	Payments
Lessor	Month	Month	Delinquent	Delinquent

TOTAL		(d)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-7

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: ICOP Digital, Inc.                            Case Number:  11-20140-11-rdb

Reporting Period beginning February 1, 2011          Period ending   February 28, 2011

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$ 2,199,337.94 (a)
PLUS: Inventory Purchased During Month	$
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs	$ 4,159.19 *
Inventory on Hand at End of Month	$ 2,195,178.75

METHOD OF COSTING INVENTORY:    FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
Write down to adjust inventory to physical count records as of 12/31/10.

INVENTORY AGING

Less than 6	6 months to	Greater than	Considered
months old	2 years old	2 years old	Obsolete	Total Inventory

%	100.00%	%	% = 100%*

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  $              1.219.241.95(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$ 1,207,650.75 (a)(b)
MINUS: Depreciation Expense	$ 10,138.29
PLUS: New Purchases	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Ending Monthly Balance	$ 1,197,512.46

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
    Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-8

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: ICOP Digital, Inc.                            Case Number:  11-20140-11-rdb

Reporting Period beginning February 1, 2011          Period ending   February 28, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:             FNB Olathe                       BRANCH:

ACCOUNT NAME:           Operating Account         ACCOUNT NUMBER:  0139602

PURPOSE OF ACCOUNT:           OPERATING

Ending Balance per Bank Statement	$ 59,664.89
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 20,870.25*
Minus Service Charges	$
Ending Balance per Check Register	$ 39,794.64**(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation:.

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$________________Transferred to Payroll Account
$________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                     Case Number:

Reporting Period beginning                                 Period ending

NAME OF BANK:                                                 BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:        OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

            CHECK
DATE               NUMBER                  PAYEE                                          PURPOSE                                                      AMOUNT

TOTAL	$

MOR-10

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: ICOP Digital, Inc.                            Case Number:  11-20140-11-rdb

Reporting Period beginning February 1, 2011          Period ending   February 28, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                          BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL

Ending Balance per Bank Statement	$ 659.48
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ 659.48**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:                                                                        Case Number:

Reporting Period beginning                                                     Period ending

NAME OF BANK:                                                                     BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                               PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

                                       CHECK
DATE                                          NUMBER                        PAYEE                                            PURPOSE                                                           AMOUNT

TOTAL	$

MOR-12

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: ICOP Digital, Inc.                            Case Number:  11-20140-11-rdb

Reporting Period beginning February 1, 2011          Period ending   February 28, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK: _________________                                 BRANCH:

ACCOUNT NAME: _________________                              ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Oustanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by
  United States Trustee)
Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
    “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                                        Case Number:

Reporting Period beginning                                    Period ending

NAME OF BANK:                                                    BRANCH:

ACCOUNT NAME:                                                 ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

                                       CHECK
DATE                                           NUMBER                            PAYEE                                      PURPOSE                                                      AMOUNT

TOTAL	(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	(a)
Sales & Use Taxes Paid	(b)
Other Taxes Paid	(c)
TOTAL	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-14

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable
                                         Current
Instrument                                Face Value                 Purchase Price                                Date of Purchase                                     Market Value

TOTAL	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
	Maximum	Amount of Petty	Difference between
Location of	Amount of Cash	Cash On Hand	(Column 2) and
Box/Account	in Drawer/Acct.	At End of Month	(Column 3)

TOTAL	$ (b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
    MOR-2, Line 7).

MOR-15

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: ICOP Digital, Inc.                            Case Number:  11-20140-11-rdb

Reporting Period beginning February 1, 2011          Period ending   February 28, 2011

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of	Date			Date Last
Taxing	Payment			Tax Return	Tax Return
Authority	Due	Description	Amount	Filed	Period

TOTAL                                                                                                                                                                                                 $

MOR-16

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: ICOP Digital, Inc.                            Case Number:  11-20140-11-rdb

Reporting Period beginning February 1, 2011          Period ending   February 28, 2011

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

                                                                                               Payment
Name of Officer or Owner           Title                            Description                                            Amount Paid

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent					Date
and/or	Phone	Policy	Coverage	Expiration	Premium
Carrier	Number	Number	Type	Date	Due

CBIZ Insurance, Kathy Beamis, 913-234-1918

Travelers Property	TT06303657	General Liab	1/1/2012	1/1/2011
Travelers Indemnity	BA3885P20611TEC	Auto Liab	1/1/2012	1/1/2011
Travelers Property	TT06303658	Umbrella Liab	1/1/2012	1/1/2011
Standard Fire Ins Co	HCUB3751P66A11	Work Comp	1/1/2012	1/1/2011
D&O

The following lapse in insurance coverage occurred this month:

Policy	Date	Date
Type	Lapsed	Reinstated	Reason for Lapse

G	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-17

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

We anticipate filing a Plan of Liquidation and Disclosure Statement as soon as possible after liquidation of the assets.

MOR-18

	Feb 28, 11	Jan 31, 11
ASSETS
Current Assets
Checking/Savings
Cash Accounts	47,232.40	(26,461.51)
Foreign Cash Accounts	-	-
Total Checking/Savings	47,232.40	(26,461.51)
Accounts Receivable
Accounts Receivable	375,496.73	401,787.11
Total Accounts Receivable	375,496.73	401,787.11
Other Current Assets
Inventory	2,195,178.75	2,195,178.75
Prepaid Expenses	89,355.60	89,355.60
Other Current Assets	771,026.72	770,788.59
Total Other Current Assets	3,055,561.07	3,055,322.94
Total Current Assets	3,478,290.20	3,430,648.54
Fixed Assets
Property Plant & Equipment, Net	1,197,512.46	1,207,650.75
Total Fixed Assets	1,197,512.46	1,207,650.75
Other Assets
Long Term Assets	144,775.37	144,775.37
Total Other Assets	144,775.37	144,775.37
TOTAL ASSETS	4,820,578.03	4,783,074.66
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	1,192,378.92	1,187,775.63
Total Accounts Payable	1,192,378.92	1,187,775.63
Other Current Liabilities
Accrued Liabilities	355,739.65	355,739.65
Notes Payable	658,994.69	494,984.97
Due to Factor	-	37,156.71
Unearned Revenue	586,349.23	586,349.23
Total Other Current Liabilities	1,601,083.57	1,474,230.56
Total Current Liabilities	2,793,462.49	2,662,006.19
Total Liabilities	2,793,462.49	2,662,006.19
Equity
Shareholders' Equity - CS	38,804,946.17	38,804,946.17
Other Comprehensive Income	3,465.15	3,465.15
0-32000 · Retained Deficit	(36,493,467.90)	(36,493,467.90)
Net Income	(287,827.88)	(193,874.95)
Total Equity	2,027,115.54	2,121,068.47
TOTAL LIABILITIES & EQUITY	4,820,578.03	4,783,074.66

Feb 11
Ordinary Income/Expense
Cost of Goods Sold
Cost of Goods Sold	3,780.00
Total COGS	3,780.00
Gross Profit	(3,780.00)
Expense
Total Compensation & Benefits	(207.89)
0-60300 · Depreciation & Amortization	10,138.29
0-60400 · Professional & Contract Service	4,969.32
0-60500 · Facilities & Maintenance Costs	24,599.25
0-60700 · Business Insurance	37,371.00
0-60800 · Telecommunications	2,260.45
0-61400 · Sales & Use; Property Taxes	(25.00)
0-61500 · Equipment Rental	192.00
0-61600 · Office Supplies and Expenses	751.61
0-62100 · Bank and Loan Charges	6,818.64
Total Expense	86,867.67
Net Ordinary Income	(90,647.67)
Other Income/Expense
Other Expense
0-75000 · Interest Expense	3,305.26
Total Other Expense	3,305.26
Net Other Income	(3,305.26)
Net Income	(93,952.93)

	Type	Date	Num	Name	Memo	Split	Debit	Credit	Balance
Cash Accounts									(26,461.51)
0-10000 · Bank of Blue Valley (7650)									9,108.52
	General Journal	02/09/2011	21270		Other	2-75000 · Interest Expense - Admin		3,306.55	5,801.97
	General Journal	02/09/2011	21270		Other	2-75000 · Interest Expense - Admin	1.29		5,803.26
Total 0-10000 · Bank of Blue Valley (7650)							1.29	3,306.55	5,803.26
0-10030 · FNB FLEX ACCT. 017-823-3									238.92
	General Journal	02/28/2011	21271			0-14110 · Employee Benefits - FLEX WH		238.13	0.79
Total 0-10030 · FNB FLEX ACCT. 017-823-3							-	238.13	0.79
0-10070 · FNB Olathe Checking 013-960-2									(38,442.66)
	Check	02/01/2011		FNB Olathe	Bank Charges	2-62110 · Bank Charges		20.00	(38,462.66)
	Check	02/01/2011		FNB Olathe	Bank Charges	2-62110 · Bank Charges		20.00	(38,482.66)
	Check	02/01/2011		Marketwire Inc.	Other	9-60470 · Outside Services - IR/PR		1,000.00	(39,482.66)
	Check	02/02/2011	9630	Meritex, Inc.	Rent	2-60550 · Rent Building		3,400.00	(42,882.66)
	Deposit	02/02/2011				0-22020 · Short - term note payable	104,803.01		61,920.35
	Check	02/02/2011		FNB Olathe	Bank Charges	2-62110 · Bank Charges		7.00	61,913.35
	Payment	02/04/2011		Fleet Safety		0-11000 · Accounts Receivable - Trade	-		61,913.35
	Deposit	02/04/2011				2-60110 · Health Insurance - Admin	145.53		62,058.88
	Check	02/05/2011	9631	CBIZ Insurance Services, Inc.		-SPLIT-	-		62,058.88
	Deposit	02/07/2011				2-60110 · Health Insurance - Admin	62.36		62,121.24
	Check	02/08/2011	9632	Travelers	Insurance D&O	2-60710 · Insurance General Liability		10,633.00	51,488.24
	Check	02/08/2011	9633	Heartland Consulting Group, Inc.	Contract Labor	2-60470 · Outside Services - Admin		250.00	51,238.24
	Check	02/08/2011	9634	Shred-it		2-60470 · Outside Services - Admin	-		51,238.24
	Check	02/08/2011	9635	FNB Olathe	Office Supplies	2-61620 · Office Supplies - Admin		504.95	50,733.29
	Check	02/08/2011	9636	Water District No. 1		2-60590 · Utility Expense	-		50,733.29
	Check	02/08/2011	9637	UPS Store	Rent - mailbox	2-61530 · Rent Equipment - Admin		192.00	50,541.29
	Payment	02/08/2011	020481	Lee County Sheriff - MS		0-11000 · Accounts Receivable - Trade	705.00		51,246.29
	Check	02/11/2011		FNB Olathe	Bank Charges	2-62110 · Bank Charges		100.00	51,146.29
	Check	02/11/2011		FNB Olathe	Bank Charges	2-62110 · Bank Charges		100.00	51,046.29
	Payment	02/14/2011		Kalamazoo County Sheriff's Department		0-11000 · Accounts Receivable - Trade	203.58		51,249.87
	Payment	02/14/2011		Roman Forest Police Department		0-11000 · Accounts Receivable - Trade	2,500.00		53,749.87
	Payment	02/14/2011		Mammoth Cave NO NPS		0-11000 · Accounts Receivable - Trade	191.21		53,941.08
	Payment	02/14/2011		Mammoth Cave NO NPS		0-11000 · Accounts Receivable - Trade	281.57		54,222.65
	Check	02/14/2011		First Growth Capital	Bank Charges	2-62110 · Bank Charges		30.00	54,192.65
	Check	02/14/2011		FNB Olathe	Bank Charges	2-62110 · Bank Charges		7.00	54,185.65
	Check	02/18/2011		Chartis	Insurance	2-60740 · Insurance Other		31,310.00	22,875.65
	Check	02/18/2011		FNB Olathe	Bank Charges	2-62110 · Bank Charges		20.00	22,855.65
	Bill Pmt -Check	02/20/2011	9638	AT&T	Telephone	0-20100 · Accounts Payable - Chpt 11		92.70	22,762.95
	Bill Pmt -Check	02/20/2011	9639	ATMOS ENERGY	Utilities	0-20100 · Accounts Payable - Chpt 11		1,198.37	21,564.58
	Bill Pmt -Check	02/20/2011	9640	Kansas City Power & Light	Utilities	0-20100 · Accounts Payable - Chpt 11		369.27	21,195.31
	Bill Pmt -Check	02/20/2011	9641	TIME WARNER TELECOM	Telephone	0-20100 · Accounts Payable - Chpt 11		1,213.46	19,981.85
	Bill Pmt -Check	02/20/2011	9642	Sprint Data Svcs	Telephone	0-20100 · Accounts Payable - Chpt 11		563.11	19,418.74
	Bill Pmt -Check	02/20/2011	9643	Water District No. 1	Utilities	0-20100 · Accounts Payable - Chpt 11		26.48	19,392.26
	Deposit	02/22/2011				2-60720 · Insurance Property	4,572.00		23,964.26
	Deposit	02/23/2011				2-61420 · Taxes Franchise	25.00		23,989.26
	Payment	02/23/2011		Hays County Sheriff's Office-		0-11000 · Accounts Receivable - Trade	14,250.60		38,239.86
	Payment	02/23/2011		University Park Police Dept		0-11000 · Accounts Receivable - Trade	1,612.58		39,852.44
	Check	02/24/2011	9644	Two Men and a Truck	Other	2-60470 · Outside Services - Admin		289.00	39,563.44
	Check	02/25/2011		CORDOVANO & HONECK, LLP	Professional Fees	2-60420 · Accounting/Audit Fees - Admin		3,300.00	36,263.44
	Check	02/25/2011		FNB Olathe	Bank Charges	2-62110 · Bank Charges		20.00	36,243.44
	Check	02/28/2011	9645	116 Renner Partners, LLC	Rent	2-60550 · Rent Building		17,000.00	19,243.44
	Check	02/28/2011	9646	Meritex, Inc.	Rent	2-60550 · Rent Building		2,550.00	16,693.44
	Payment	02/28/2011	84373	Fleet Safety		0-11000 · Accounts Receivable - Trade	118.20		16,811.64
	Deposit	02/28/2011				0-22020 · Short - term note payable	22,050.00		38,861.64
	Check	02/28/2011		FNB Olathe	Bank Charges	2-62110 · Bank Charges		7.00	38,854.64
	Check	02/28/2011		FNB Olathe	Bank Charges	2-62110 · Bank Charges		60.00	38,794.64
Total 0-10070 · FNB Olathe Checking 013-960-2							151,520.64	74,283.34	38,794.64
0-10080 · FNB Payroll Acct. 014-952-7									659.48
Total 0-10080 · FNB Payroll Acct. 014-952-7									659.48
0-10085 · FNB - ESPP 020-072-7									1,974.23
Total 0-10085 · FNB - ESPP 020-072-7									1,974.23
Total Cash Accounts							151,521.93	77,828.02	47,232.40
TOTAL							151,521.93	77,828.02	47,232.40

	0 - 30	1 - 30	31 - 60	61 - 90	> 90	TOTAL
902 CONS/LGCB -FA3089	-	-	-	-	650.00	650.00
AB Mobile Com	-	-	-	-	4,519.80	4,519.80
Aberdeen Township Police Department	-	-	-	-	4,482.80	4,482.80
Accounts Receivable Entry	-	-	-	-	-	-
Advanced Radio Communications	-	-	-	84.35	27.42	111.77
Alaska Safety	-	-	(85.13)	-	(273.00)	(358.13)
All-Pro Safety Supply & Installations, In	-	-	-	-	612.97	612.97
Andrews Police Department	-	-	-	-	(192.50)	(192.50)
Appleton Police Department	-	-	-	0.60	-	0.60
Arkansas City Police Department	-	-	(126.00)	-	(750.00)	(876.00)
B-K Electric, Inc.	-	-	-	-	-	-
B & C Communications	-	-	-	-	4,100.55	4,100.55
B&G Electronics
Jacksonville PD, NC	-	-	144.35	(144.35)	-	-
Total B&G Electronics	-	-	144.35	(144.35)	-	-
B&L Comm., Inc.
Greensburg Polier Dept-IN	-	-	-	-	6,062.23	6,062.23
B&L Comm., Inc. - Other	-	-	-	-	238.89	238.89
Total B&L Comm., Inc.	-	-	-	-	6,301.12	6,301.12
Banks County Sheriff's Office	-	-	-	-	4,755.78	4,755.78
Belleville Police Department	-	-	-	(854.00)	-	(854.00)
Beltronics, Inc.	-	-	-	-	-	-
Blytheville Police Department	-	-	-	-	(42.37)	(42.37)
Bob Caldwell CJD
Oakwood Public Safety	-	-	-	9,991.65	-	9,991.65
Total Bob Caldwell CJD	-	-	-	9,991.65	-	9,991.65
Borough of Woodbury Heights Police Depart	-	-	-	-	36,248.14	36,248.14
Brownwood Police	-	-	-	-	(286.63)	(286.63)
Cartersville Police Department	-	-	-	-	(300.00)	(300.00)
Cedar Rapids Police Department	-	-	-	105.50	-	105.50
Charleston Light & Siren Emergency
Moncks Corner PD - SC	-	-	-	-	17,166.60	17,166.60
Charleston Light & Siren Emergency - Other	-	-	-	63.00	1,238.12	1,301.12
Total Charleston Light & Siren Emergency	-	-	-	63.00	18,404.72	18,467.72
Chattahoochee Hill Country	-	-	512.65	-	-	512.65
CNY Public Safety Supply Inc	-	-	-	-	398.78	398.78
Communications & Emergency Products, Inc.	-	-	-	483.63	578.24	1,061.87
Complete Emergency Vehicles
Northeastern State University - OK	-	-	-	-	9,773.36	9,773.36
Total Complete Emergency Vehicles	-	-	-	-	9,773.36	9,773.36
ComputerShare, Inc.	-	-	-	-	-	-
Connect Wireless Solutions	-	-	-	-	-	-
Custom Command Vehicles	-	-	-	-	43,263.86	43,263.86
Dana Safety Supply
Oviedo PD - FL	-	-	-	-	226.00	226.00
Union County Sheriff, FL	-	-	95.78	-	-	95.78
Dana Safety Supply - Other	-	-	1,514.45	-	475.76	1,990.21
Total Dana Safety Supply	-	-	1,610.23	-	701.76	2,311.99
Demarest Police Department	-	-	-	-	63.00	63.00
Developed Dimension Information Technolog	-	-	-	-	23.00	23.00
Diboll Police Department	-	-	-	-	(50.00)	(50.00)
Dorchester County Sheriff's Office	-	-	-	-	(112.72)	(112.72)
Dover Police Department	-	-	-	-	(632.90)	(632.90)
DSC Communications
Superior Police Department	-	-	-	-	12.75	12.75
DSC Communications - Other	-	-	10,177.82	-	-	10,177.82
Total DSC Communications	-	-	10,177.82	-	12.75	10,190.57
Dunne Communications, Inc.	-	-	-	-	-	-
Dunnellon Police Department	-	-	4,791.62	-	-	4,791.62
Durango Police Department	-	-	-	-	5,920.00	5,920.00
East Providence Police Department	-	-	-	-	(300.00)	(300.00)
Eastchester Police Dept	-	-	-	-	(170.00)	(170.00)
Ellensburg Police Department	-	-	-	-	(100.00)	(100.00)
Empire Energy Corporation	-	-	-	888.88	(888.88)	-
ERS	-	-	-	-	7,731.92	7,731.92
Extreme 911
Bureau of Land Mgmt - Las Vegas, NV	-	-	-	-	412.58	412.58
Total Extreme 911	-	-	-	-	412.58	412.58
Falls Church Police Department	-	-	-	-	515.00	515.00
Fayette County Sheriff's Office	-	-	-	-	(836.36)	(836.36)
Fleet Auto Supply
Trumbull PD - CT	-	-	-	15,329.25	10,121.41	25,450.66
Fleet Auto Supply - Other	-	-	-	-	-	-
Total Fleet Auto Supply	-	-	-	15,329.25	10,121.41	25,450.66
Forest Park Police Department (GA)	-	-	-	-	(1,234.95)	(1,234.95)
Fort Dodge Police Department	-	-	-	-	(100.00)	(100.00)
Franklin County Sheriff's Office (OH)	-	-	-	-	34.65	34.65
Fremont County Sheriff's Office	-	-	-	-	(1,674.80)	(1,674.80)
Fruitland Police Department	-	-	-	-	-	-
Ft. Hamilton Provost Marshall Office	-	-	-	-	-	-
Ft. Polk Police Department	-	-	-	-	-	-
Gaithersburg Police Department	-	-	-	-	(30.00)	(30.00)
Garden City Police Department	-	-	-	-	(100.00)	(100.00)
General Ledger Entry - AR	-	-	25,041.77	-	-	25,041.77
Georgetown Police Department	-	-	-	-	39.98	39.98
Gillespie County Sheriff's Dept	-	-	-	-	57.50	57.50
Glen Canyon NRA	-	-	-	-	340.03	340.03
Golden Gate NRA	-	-	-	-	-	-
Goodhue County Sheriff's Office	-	-	-	-	(100.00)	(100.00)
Grants Pass Police Dept	-	-	-	-	(30.00)	(30.00)
Granville Police Dept	-	-	-	-	(312.58)	(312.58)
Graybill Communications	-	-	190.50	-	-	190.50
Green River Police Department	-	-	-	-	(260.00)	(260.00)
Guernsey County Sheriff	-	-	-	502.25	-	502.25
Habersham County Sheriff's Office	-	-	-	-	(500.00)	(500.00)
Hammond Police Department	-	-	6,415.00	61,936.14	-	68,351.14
Hapeville Police Department	-	-	-	-	(600.00)	(600.00)
Harper Woods Police Department	-	-	-	-	(35.00)	(35.00)
Hawthorn Woods Police Department	-	-	2.96	-	-	2.96
Haywood County Sheriff's Office	-	-	-	-	(78.22)	(78.22)
Hendersonville Police Department	-	-	-	63.00	(48.00)	15.00
Herculaneum Police Department	-	-	-	-	(240.00)	(240.00)
HES, Inc. (c)	-	-	-	-	-	-
Highlands Police Department	-	-	(90.00)	-	-	(90.00)
Hodgkins Police Department	-	-	-	-	(50.00)	(50.00)
Holcomb Police Department	-	-	-	-	(100.00)	(100.00)
Homewood Police Department-AL	-	-	-	-	285.00	285.00
Industrial Communiations Sales & Services	-	-	-	-	-	-
Industrial Communications-MT
Yellowstone County SO - MT	-	-	-	-	385.70	385.70
Total Industrial Communications-MT	-	-	-	-	385.70	385.70
Integrated Communications	-	-	-	-	4,519.80	4,519.80
Iredell County Sheriff's Office	-	-	-	-	(930.55)	(930.55)
J & S Communications LLC	-	-	-	-	4,931.80	4,931.80
Jasper Police Department	-	-	-	-	(50.00)	(50.00)
Jefferson County AR SO	-	-	(50.00)	810.66	-	760.66
Kalamazoo County Sheriff's Department	-	-	-	-	(50.00)	(50.00)
Ketchum Police Department	-	-	-	-	-	-
Key West Police Department	-	-	-	260.50	(63.00)	197.50
Kingsland Police Department	-	-	-	-	(908.65)	(908.65)
Lake Mead NRA	-	-	-	-	(87.00)	(87.00)
Lake Winnebago Police Department	-	-	-	-	(72.29)	(72.29)
Lansing Police Department	-	-	-	-	(207.58)	(207.58)
Laprade Government Sales
Lumpkin County Sheriff Office	-	-	-	-	48.82	48.82
Laprade Government Sales - Other	-	-	29.56	164.86	12,797.19	12,991.61
Total Laprade Government Sales	-	-	29.56	164.86	12,846.01	13,040.43
Laurel Police Department	-	-	5,085.00	-	-	5,085.00
Lincoln County Sheriff's Office	-	-	-	-	(1,741.15)	(1,741.15)
Linden Police Department	-	-	-	-	108.12	108.12
Livonia Police Department	-	-	-	-	(462.11)	(462.11)
Lower Merion Twp Police Dept.	-	-	-	-	(31.00)	(31.00)
Lusk Police Department	-	-	5,642.99	-	-	5,642.99
Lyon County Sheriffs Office	-	-	-	-	(100.00)	(100.00)
Macon County Sheriff's Dept.	-	-	-	-	(23.94)	(23.94)
Marion Police Department	-	-	-	-	13.00	13.00
Marshfield Police Department	-	-	4,881.58	-	(1,005.49)	3,876.09
Matsu Emergency Safety and Supply	-	-	577.28	-	-	577.28
Mercer Island Police Department	-	-	-	-	(100.00)	(100.00)
Milton Police Department	-	-	-	-	-	-
Minnestoa Sheriff's Association	-	-	-	-	0.01	0.01
Mitchell Police Department	-	-	-	-	(100.00)	(100.00)
Mobile Police Department	-	-	-	-	2,668.30	2,668.30
Moncks Corner Police Department	-	-	-	-	4,549.49	4,549.49
Monroe Police Department	-	-	30.00	-	-	30.00
Morton County Sheriffs Department	-	-	-	-	(100.00)	(100.00)
Nalcom Wireless, Inc.
Nacogdoches County SO - TX	-	-	-	-	221.78	221.78
Nalcom Wireless, Inc. - Other	-	-	-	-	(221.78)	(221.78)
Total Nalcom Wireless, Inc.	-	-	-	-	-	-
Natchez Trace Parkway NPS	-	-	-	-	(200.00)	(200.00)
New Melle Police Department	-	-	-	-	(37.00)	(37.00)
Northfield Police Department	-	-	-	5,750.00	51,872.88	57,622.88
Northwestern State University	-	-	-	-	(100.00)	(100.00)
NYPD Highway Patrol	-	-	-	3,887.16	518.23	4,405.39
NYPD HWY PATROL UNIT 5	-	-	-	-	280.00	280.00
Olmos Park Police Department	-	-	-	-	6,362.50	6,362.50
Osceola County Sheriff's Office	-	-	-	-	(100.00)	(100.00)
OSP - Gold Beach	-	-	-	-	(48.00)	(48.00)
Ottawa Police Department	-	-	-	-	(100.00)	(100.00)
Oviedo Police Department	-	-	-	-	(60.00)	(60.00)
Ozaukee County Sheriff's Department	-	-	(50.00)	-	-	(50.00)
Panama City Police Department	-	-	-	-	(100.00)	(100.00)
Park Forest Police Department	-	-	-	-	(283.50)	(283.50)
Plainfield Police Dept	-	-	-	-	(100.00)	(100.00)
PMC Associates, Inc.	-	-	-	-	(1,860.00)	(1,860.00)
Powder Springs Police Department	-	-	-	-	50.00	50.00
Premier Vehicle Installation, Inc	-	-	-	-	(1,048.74)	(1,048.74)
Priority One Emergency	-	-	-	-	-	-
Procom Corporation
Alexandria City SO, VA	-	-	-	-	1,000.00	1,000.00
Total Procom Corporation	-	-	-	-	1,000.00	1,000.00
PSEI
Darlington County SO-SC	-	-	-	-	2,463.60	2,463.60
PSEI - Other	-	-	-	-	559.34	559.34
Total PSEI	-	-	-	-	3,022.94	3,022.94
Radioland Inc.
Jeffersontown PD - KY	-	-	-	-	138.41	138.41
Radioland Inc. - Other	-	-	-	-	(138.41)	(138.41)
Total Radioland Inc.	-	-	-	-	-	-
Randolph AFB - Fire	-	-	-	-	-	-
Raytheon-JPS Communications Inc.	-	-	420.00	-	-	420.00
RCS Wireless Technology	-	-	171.72	-	-	171.72
Red Lodge Police Department	-	-	924.05	-	-	924.05
REM Communications	-	-	-	-	716.00	716.00
Reserve for losses	-	-	-	-	(100,456.68)	(100,456.68)
RF Marketing Sales	-	-	-	-	-	-
Rocky Boy Tribal Police Department	-	-	-	-	-	-
Roman Forest Police Department	-	(2,500.00)	-	-	-	(2,500.00)
Roselle Park Police Department	-	-	180.00	-	-	180.00
Saint Peter Police Department	-	-	-	-	13.75	13.75
Saukville Police Department	-	-	-	-	(63.00)	(63.00)
Shipman Communications	-	-	-	-	4,931.80	4,931.80
South Haven Police Dept	-	-	-	-	(100.00)	(100.00)
South Portland Police Department	-	-	-	-	7,150.00	7,150.00
South Rockwood Police Dept	-	-	-	-	(415.00)	(415.00)
State of Alaska Department of Transportat	-	-	85.13	-	-	85.13
Stratford Police Department	-	-	39,321.64	-	-	39,321.64
Sumter County Sheriff's Office	-	-	222.34	-	-	222.34
Sweetwater Police Department	-	-	-	-	-	-
Telecomunicaciones y Servicios del Norte	-	-	-	-	28,401.29	28,401.29
Tieton Police Department	-	-	-	-	(64.45)	(64.45)
Tinton Falls Police Department	-	-	-	222.63	-	222.63
Titusville Police Department	-	-	409.50	-	-	409.50
Ukiah Police Department	-	-	-	-	5,447.74	5,447.74
University of Kentucky	-	-	-	-	(3,600.00)	(3,600.00)
University of Texas San Antonio	-	-	-	-	(268.05)	(268.05)
University of Wyoming	-	-	-	-	(568.67)	(568.67)
University Park Police Dept	-	(1,612.58)	-	-	(100.00)	(1,712.58)
Vernonia Police Department	-	-	-	-	(90.03)	(90.03)
Veterans Affairs Hospital Police Dept	-	-	-	-	98.08	98.08
Wabasha County Sheriff's Dept	-	-	-	-	242.45	242.45
Wabaunsee County Sheriff's Office	-	-	-	-	245.28	245.28
Warr Acres Police Department	-	-	-	600.00	-	600.00
Watec, Inc.	-	-	-	-	15.00	15.00
Wellington Police Department	-	-	-	-	100.00	100.00
West Chester Police Department	-	-	-	-	(100.00)	(100.00)
West Jordan Police Department	-	-	-	-	100.00	100.00
Western Carolina Communication Systems	-	-	-	181.12	58.89	240.01
Westminster Police Department	-	-	-	-	(400.00)	(400.00)
White Settlement Police Department	-	-	-	-	(100.00)	(100.00)
Wichita State University Police	-	-	-	-	(400.00)	(400.00)
William & Mary Police	-	-	-	-	(100.00)	(100.00)
Winder Police Department	-	-	-	-	(700.00)	(700.00)
Wireless Advanced Communications
Converse County	-	-	225.00	-	-	225.00
Total Wireless Advanced Communications	-	-	225.00	-	-	225.00
Wireless Plus	-	-	46.13	-	-	46.13
Wyandotte County Sheriff's Office	-	-	-	-	(274.10)	(274.10)
Wyoming Department of Transportation	-	-	-	-	(100.00)	(100.00)
Wyoming Highway Patrol	-	-	-	-	336.00	336.00
Yerington Police	-	-	-	-	(617.50)	(617.50)
Yosemite National Park	-	-	-	-	100.00	100.00
Zion Police Department	-	-	-	-	100.00	100.00
TOTAL	-	(4,112.58)	106,737.69	100,326.83	172,544.79	375,496.73

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
AMERICAN EXPRESS	0.00	0.00	12.90	0.00	0.00	12.90
Computershare Inc.	0.00	0.00	925.00	0.00	0.00	925.00
Conference America	0.00	130.32	0.00	0.00	0.00	130.32
FEDEX	0.00	0.00	107.21	0.00	0.00	107.21
Marketwire Inc.	0.00	(1,501.95)	1,038.25	0.00	0.00	(463.70	Require prepayment ) for services
Standguard Water	0.00	0.00	45.68	0.00	0.00	45.68
Terremark (formerly Data Return LLC)	0.00	3,780.00	0.00	0.00	0.00	3,780.00
Unisource Document Products	0.00	246.66	156.95	0.00	0.00	403.61
TOTAL	0.00	2,655.03	2,285.99	0.00	0.00	4,941.02

		Current		Cumulative
		Month		to Petition Date

	1. FUNDS AT BEGINNING OF PERIOD	$(26,461.51)	(a)	$24,201.83	(b)
	2. RECEIPTS:
	A. Cash Sales			-
	Minus: Cash Refunds			-
	Net Cash Sales			-
	B. Accounts Receivable	19,862.74		201,037.07
	C. Other Receipts (See MOR-3)	131,657.90		131,661.32
	(If you receive rental income,			-
	you must attach a rent roll.)
	3. TOTAL RECEIPTS (Lines 2A+2B+2C)	151,520.64		332,698.39
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$125,059.13		$356,900.22
	5. DISBURSEMENTS
	A. Advertising			-
	B. Bank Charges	391.00		455.74
	C. Contract Labor	250.00		27,164.85
	D. Fixed Asset Payments (not incl. in “N”)			-
	E. Insurance	41,943.00		41,943.00
	F. Inventory Payments (See Attach. 2)			-
	G. Leases			-
	H. Manufacturing Supplies			-
	I. Office Supplies	504.95		548.95
	J. Payroll - Net (See Attachment 4B)			-
	K. Professional Fees (Accounting & Legal)	3,300.00		3,300.00
	L. Rent	23,142.00		44,545.01
	M. Repairs & Maintenance			-
	N. Secured Creditor Payments (See Attach. 2)			181,174.33
	O. Taxes Paid - Payroll (See Attachment 4C)			-
	P. Taxes Paid - Sales & Use (See Attachment 4C)			-
	Q. Taxes Paid - Other (See Attachment 4C)			-
	R. Telephone	1,869.27		3,158.33
	S. Travel & Entertainment			-
	Y. U.S. Trustee Quarterly Fees			-
	U. Utilities	1,594.12		1,650.09
	V. Vehicle Expenses			-
	W. Other Operating Expenses (See MOR-3)	4,832.39		5,727.53
	6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	77,826.73		309,667.83
	7. ENDING BALANCE (Line 4 Minus Line 6)	$47,232.40	(c)	$47,232.39	(c)

***************auto**3-DIGIT 662 2302 0.7820 AT 0.357                                                                                                           9 1 250
ICOP DIGITAL INC 16801 W 116TH ST LENEXA KS 66219-9603
PERIODIC STATEMENT Date: Feb 28, 2011 Period: Feb 01, 2011 to Feb 28, 2011 (28 Days )

ACCOUNT #: DDA - 0139602                                                      Operating Account
Icop Digital Inc Debtor in Possession
Enclosures: 25

10,329.81
151,490.64 101.00 102,054.56 55,196.19
59,664.89
21.00 80.00 0.00
Beginning Balance as of 02/01/11
Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 02/28/11
Charges And Fees
3           Incoming Wire Fee
4           Outgoing Wire Fee Commercial Service Charge
Transaction Information

Date Check#                      Description                      Credit           Debit
Amount                      Amount
02/02           I/W SAFETY VISION LLC                                                      104,803.01
02/07           Deposit                      145.53
02/08           Deposit                       62.36
02/09           Deposit                      705.00
02/14           I/W FCC LLC                                3,146.36
02/23           Deposit                      25.00
02/23           Deposit                      1,612.58
02/23           Deposit                      4,572.00
02/23           Deposit                      14,250.60
02/28           I/W SAFETY VISION LLC                                                      22,050.00
02/28           Deposit                      118.20
02/01           O/W Broadridge                                           440.52
02/01           Outgoing Wire Fee                                           20.00

Account #: DDA-0139602
PERIODIC STATEMENT ICOP DIGITAL INC
Feb 28, 2011
Transaction Information (continued)
20.00 7.00
60.00
Date Check# Description
02/01 02/01 02/02 02/11 02/11 02/14 02/18 02/18 02/25 02/25 02/28 02/28
O/W Marketwire, Inc
Outgoing Wire Fee
Incoming Wire Fee
Miscellaneous Debit
Miscellaneous Debit
Incoming Wire Fee
O/W National Union Bank
Outgoing Wire Fee
O/W Cordovano and Honeck LLP
Outgoing Wire Fee
Incoming Wire Fee
ACH Debit Cash Mgr FNB
Debit Amount
1,000.00 20.00
 7.00
100.00 100.00  7.00 31,310.00
20.00 3,300.00
Credit Amount
Olathe
Check           Information
Date           Check#                      Amount                      Date           Check#                      Amount
02/04           9624           21,403.01                      02/09           9635 *                      504.95
02/04           9626 *                      10,000.00                      02/11           9637 *                      192.00
02/03           9627           10,000.00                      02/28           9639 *                      1,198.37
02/03           9628           1,514.85                      02/24           9640           369.27
02/04           9629           5,400.00                      02/25           9642 *                      563.11
02/07           9630           3,400.00                      02/24           9643           26.48
02/23           9632 *                      10,633.00                      02/28           9644           289.00
02/15           9633           250.00
* Indicates a break in the Check number order.

2/7/2011 0 $145.53
2/9/2011 0 $705.00
2/23/2011 0 $4,572.00
2/11/2011 0 $100.00
2/8/2011 0 $62.36
2/11/2011 0 $100.00
2/23/2011 0 $25.00
2/23/2011 0 $1,612.58
2/4/2011 9626 $10,000.00
2/4/2011 9624 $21,403.01
2/23/2011 0 $14,250.60
2/28/2011 0 $118.20

2/3/2011 9627 $10,000.00
2/3/2011 9628 $1,514.85
2/4/2011 9629 $5,400.00
2/7/2011 9630 $3,400.00
2/23/2011 9632 $10,633.00
2/11/2011 9637 $192.00
2/15/2011 9633 $250.00
2/9/2011 9635 $504.95
2/28/2011 9639 $1,198.37
2/24/2011 9643 $26.48
2/25/2011 9642 $563.11
2/24/2011 9640 $369.27

2/28/2011 9644 $289.00

Deposit                      2/2/2011
Payment                      2/4/2011
Deposit                      2/4/2011
Check           2/5/2011                      9631
Deposit                      2/7/2011
Check           2/8/2011                      9634
Check           2/8/2011                      9636
Payment                      2/8/2011                      020481
Payment                      2/14/2011
Payment                      2/14/2011
Payment                      2/14/2011
Payment                      2/14/2011
Deposit                      2/22/2011
Deposit                      2/23/2011
Payment                      2/23/2011
Payment                      2/23/2011
Payment                      2/28/2011                      84373
Deposit                      2/28/2011
Beginning Balance
Cleared Transactions
Checks and Payments                                           - 30 Items
Check                      1/24/2011
Check                      1/31/2011                      9624
Check                      1/31/2011                      9626
Check                      1/31/2011                      9627
Check                      1/31/2011                      9629
Check                      1/31/2011                      9628
Check                      2/1/2011
Check                      2/1/2011
Check                      2/1/2011
Check                      2/2/2011                      9630
Check                      2/2/2011
Check                      2/8/2011                      9632
Check                      2/8/2011                      9635
Check                      2/8/2011                      9633
Check                      2/8/2011                      9637
Check                      2/11/2011
Check                      2/11/2011
Check                      2/14/2011
Check                      2/14/2011
Check                      2/18/2011
Check                      2/18/2011
Bill Pmt                      -Check                      2/20/2011                      9639
Bill Pmt                      -Check                      2/20/2011                      9642
Bill Pmt                      -Check                      2/20/2011                      9640
Bill Pmt                      -Check                      2/20/2011                      9643
Check                      2/24/2011                      9644
Check                      2/25/2011
Check                      2/25/2011
Check                      2/28/2011
Check                      2/28/2011
Total Checks and Payments Deposits and Credits -18 items
Total Deposits and Credits
Total Cleared Transactions
Cleared Balance
Uncleared Transactions
0-10070 ? FNB Olathe Checking 013-960-2, Period Ending 02/28/2011
Type           Date           Num
Name           Clr           Amount                      Balance
10,329.81
Broadridge Financial...                                           X           -440.52                      -440.52
116 Renner Partners-                                           X           -21,403.01                      -21,843.53
Owen, David C. - Ex...                                           X           -10,000.00                      -31,843.53
Owen, Laura - Expe...                                           X           -10,000.00                      -41,843.53
Koslofsky, Mickle - E...                                           X           -5,400.00                      -47,243.53
FNB Olathe                      X           -1,514.85                      -48,758.38
Marketwire Inc.                                X           -1,000.00                      -49,758.38
FNB Olathe                      X           -20.00           -49,778.38
FNB Olathe                      X           -20.00           -49,798.38
Meritex, Inc.                      X           -3,400.00                      -53,198.38
FNB Olathe                      X           -7.00           -53,205.38
Travelers                      X           -10,633.00                      -63,838.38
FNB Olathe                      X           -504.95                      -64,343.33
Heartland Consulting...                                           X           -250.00                      -64,593.33
UPS Store                      X           -192.00                      -64,785.33
FNB Olathe                      X           -100.00                      -64,885.33
FNB Olathe                      X           -100.00                      -64,985.33
First Growth Capital                                           X           -30.00           -65,015.33
FNB Olathe                      X           -7.00           -65,022.33
Chartis                      X           -31,310.00                      -96,332.33
FNB Olathe                      X           -20.00           -96,352.33
ATMOSENERGY                                X           -1,198.37                      -97,550.70
Sprint Data Svcs                                X           -563.11                      -98,113.81
Kansas City Power...                                           X           -369.27                      -98,483.08
Water District No. 1                                           X           -26.48           -98,509.56
Two Men and a Truck                                           X           -289.00                      -98,798.56
CORDOVANO & H...                                           X           -3,300.00                      -102,098.56
FNB Olathe                      X           -20.00           -102,118.56
FNB Olathe                      X           -60.00           -102,178.56
FNB Olathe                      X           -7.00           -102,185.56
-102,185.66                      -102,185.56
X           104,803.01                      104,803.01
Fleet Safety                      X           0.00           104,803.01
X           145.53                      104,948.64
CBIZ Insurance Serv...                                           X           0.00           104,948.54
X           62.36           105,010.90
Shred-it                      X           0.00           105,010.90
Water District No. 1                                           X           0.00           105,010.90
Lee County Sheriff -...                                           X           705.00                      105,715.90
Mammoth Cave NO ...                                           X           191.21                      105,907.11
Kalamazoo County S...                                           X           203.58                      106,110.69
Mammoth Cave NO...                                           X           281.57                      106,392.26
Roman Forest Police...                                           X           2,500.00                      108,892.26
X           4,572.00                      113,464.26
X           25.00           113,489.26
University Park Polic...                                           X           1,612.58                      115,101.84
Hays County Sheriff...                                           X           14,250.60                      129,352.44
Fleet Safety                      X           118.20                      129,470.64
X           22,050.00                      151,520.64
151,520.64                      151,520.64
49,335.08                      49,335.08
Checks and Payments - 5 Items
Bill Pmt-Check                                10/21/2010                      9581
Bill Pmt -Check                                2/20/2011                      9641
Bill Pmt -Check                                2/20/2011                      9638
Check           2/28/2011                      9645
Check           2/28/2011                      9646
Corsino, Edwin - Exp...                                           -14.09 -14.09
TIME WARNER TE...                                           -1,213.46 -1,227.55
AT&T                      -92.70 -1,320.25
116 Renner Partners...                                           -17,000.00                      -18,320.25
Meritex, Inc.                      -2,555.00 -20,870.25

ICOP DIGITAL, INC. Reconciliation Detail
0-10070 ? FNB Olathe Checking 013-960-2, Period Ending 02/28/2011
Type           Date           Num           Name           CIr           Amount                      Balance
Total Checks and Payments                                                                           -20,870.25                      -20,870.25
Total Uncleared Transactions                                                                           -20,870.25                      -20,870.25
Register Balance as of 02/28/2011                                                                                     28,464.83                      38,794.64
New Transactions
Checks and Payments - 21 items
Check           3/1/2011                      wire           Marketwire Inc.                                -2,500.00                      -2,500.00
Check           3/1/2011                                FNB Olathe                      -150.00                      -2,650.00
Check           3/5/2011                      9651           University Park Poiic...                                           -1,612.58                      -4,262.58
Check           3/5/2011                      9650           Rees & Kincaid                                -1,500.00                      -5,762.58
Check           3/5/2011                      9653           FNB Olathe                      -759.90                      -6,522.48
Check           3/5/2011                      9648           Ralph Rockwell                                -595.00                      -7,117.48
Check           3/5/2011                      9652           Ying Peng                      -595.00                      -7,712.48
Check           3/5/2011                      9647           Johnson, Bob-expe...                                           -595.00                      -8,307.48
Check           3/5/2011                      9649           Papa John's Pizza                                -46.69           -8,354.17
Check           3/5/2011                                FNB Olathe                      -20.00           -8,374.17
Check           3/12/2011                      9658           Bryan Cave, LLP                                -7,062.65                      -15,436.82
Check           3/12/2011                      963           Johnson County Tre...                                           -5,714.52                      -21,151.34
Check           3/12/2011                      9664           United States Trustee                                           -4,875.00                      -26,026.34
Bill Pmt -Check                                3/12/2011                      9661           TIME WARNER TE...                                           -1,640.63                      -27,666.97
Bill Pmt -Check                                3/12/2011                      9656           C T Corporation                                -365.00                      -28,031.97
Check           3/12/2011                      9654           City ofLenexa                                -184,00                      -28,215.97
Check           3/12/2011                      9655           Stanley Steamer                                -183.60                      -28,399.57
Bill Pmt -Check                                3/12/2011                      9660           AT&T                      -56.71           -28,456.28
Check           3/12/2011                      9659           Bill Ireland &Associ...                                           -40.95           -28,497.23
Bill Pmt -Check                                3/12/2011                      9662           Water District No. 1                                           -24.98           -28,522.21
Bill Pmt-Check                                3/12/2011                      9657           Johnson County Wa...                                           -9.45           -28,531.66
Total Checks and Payments                                                                           -28,531.66                      -28,531.66
Total New Transactions                                                                -28,531.66                      -28,531.66
Ending Balance                                                                -66.83           10,262.98

***************AUT0**3-DIGIT 662
2303 0.4610 AT 0.357                                           9 1 251                      PERIODIC STATEMENT
Date: Feb 28, 2011 ICOP DIGITAL INC                                                                           Period: Feb 01, 2011 to Feb 28, 2011
PAYROLL ACCOUNT                                           (28 Days )
Payroll Account
Enclosures: 0
16801 W 116TH ST LENEXA KS 66219-9603
ACCOUNT #: DDA - 0149527
Icop Digital Inc

Beginning Balance as of 02/01/11
Transaction Information
Date Check#                      Description
Debit Amount
659.48 0.00 0.00
0.00
659.48
659.48
Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 02/28/11
Credit Amount
There was no activity for this account during the reported period

ICOP DIGITAL, INC. Reconciliation Detail
0-10080  FNB Payroll Acct. 014-952-7, Period Ending 02/28/2011

Type           Date           Num
Beginning Balance
Cleared Balance
Register Balance as of 02/28/2011 New Transactions
Name           CIr           Amount                      Balance
659.48 659.48
659.48

Checks and Payments - 7 Items
Check           3/5/2011                      1007
Check           3/5/2011                      1010
Check           3/5/2011                      1005
Check           3/5/2011                      1008
Check           3/5/2011                      1011
Check           3/5/2011                      1009
Check           3/5/2011                      1006
Total Checks and Payments

Total New Transactions
Ending Balance
Corsino, Edwin - Exp...                                           -773.52                      -773.52
Long, Bob - Expenses                                           -309.65                      -1,083.17
Jamie Bilinksi                                -244.33                      -1,327.50
Dalrymple, Jay - Exp...                                           -229.88                      -1,557.38
Rouse, Terry- Expen...                                           -206.31                      -1,763.69
Hawk, Chad-Expen...                                           -205.71                      -1,969.40
Cao, Thong-Expen...                                           -198.97                      -2,168.37
-2,168.37                      -2,168.37
-2,168.37                      -2,168.37 - 1,608.89

***************AUT0**3-DIGIT 662 2304 0.4610 AT 0.357                                                                                                           9 1 252
ICOP DIGITAL INC 16801 W 116TH ST LENEXA KS 66219-9603
PERIODIC STATEMENT Date: Feb 28, 2011 Period: Feb 01, 2011 to Feb 28, 2011 (28 Days )
FLEX Account
Enclosures: 0
ACCOUNT #: DDA - 0178233
ICOP Digital Inc
Beginning Balance as of 02/01/11
Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 02/28/11
238.92 0.00 0.00 238.13 127.78
0.79
Transaction Information
Date Check# 02/04 02/11 02/18 02/28
Description
ACH Debit PROCLM771
PROCESSWORKS
ACH Debit PROCLM775
PROCESSWORKS
ACH Debit PROCLM779
PROCESSWORKS
ACH Debit PROCLM783
Debit Amount
33.48
74.73
80.00
49.92
Credit Amount
PROCESSWORKS

224 00008 01 PAGE: 1
ACCOUNT: 7017650 02/28/2011
DOCUMENTS: 0
002595
ICOP DIGITAL INC                                           <D> 30
16801 W 116TH ST                                           0
LENEXA KS 66219-9603                                           0
BANK OF BLUE VALLEY YOUR FULL SERVICE FINANCIAL SERVICES CENTER FOR PERSONAL AND BUSINESS NEEDS-CALL TODAY FOR DETAILS 913-338-HELP
*MORTGAGE AND HOME EQUITY LENDING *CONSUMER AND COMMERCIAL BANKING *PRIVATE BANKING, TRUST SERVICES AND MORE
BLUE VALLEY INVSTMNT ACCOUNT 7017650
MINIMUM BALANCE AVG AVAILABLE BALANCE AVERAGE BALANCE
5,801.97 LAST STATEMENT 01/31/11 6,746.69                                                                                     1 CREDITS
6,746.69                      1 DEBITS
9,108.52 1.29 3,306.55 5,803.26
THIS STATEMENT 02/28/11
OTHER CREDITS
DESCRIPTION INTEREST
AMOUNT 1.29
DATE 02/28
OTHER DEBITS
DESCRIPTION
DATE 02/09
AMOUNT 3,306.55
INTEREST PMT ON LOAN 9245710
INTEREST
AVERAGE LEDGER BALANCE: INTEREST PAID THIS PERIOD: INTEREST PAID 2011: INTEREST PAID 2010:
ok ic it
6,746.69 INTEREST EARNED:                                                      1.29
1.29 DAYS IN PERIOD:                                           28
3.29 ANNUAL PERCENTAGE YIELD EARNED: .25% 75.31
CONTINUED * * *

ICOP DIGITAL, INC. Reconciliation Detail
0-10000 o Bank of Blue Valley (7650), Period Ending 02/28/2011
Type           Date           Num           Name           CIr           Amount                      Balance
Beginning Balance
Cleared Transactions
Checks and Payments -1 Item
General Journal 2/9/2011 21270                                                      X           -3,306.55                      9,108.52 -3,306.55
Total Checks and Payments                                                                -3,306.55                      -3,306.55
Deposits and Credits -1 item General Journal 2/9/2011 21270                                                                                                           X           1.29           1.29
Total Deposits and Credits                                                      1.29           1.29
Total Cleared Transactions                                                                -3,305.26                      -3,305.26
Cleared Balance                                           -3,305.26                      5,803.26
Register Balance as of 02/28/2011                                                                           -3,305.26                      5,803.26
Ending Balance                                           -3,305.26                      6,803.26